Exhibit 21.1

LHC GROUP, INC. SUBSIDIARIES

Company	Domestic State
Able Home Health, Inc.	Mississippi
Able Home Health, Inc.	Alabama
Acadian Home Health Care Services, LLC	Louisiana
Acadian HomeCare, LLC	Louisiana
Acadian Premiere Regional Nursing, LLC	Louisiana
Access Hospice, LLC	Missouri
AHCG Management, LLC	Arkansas
Alabama Health Care Group, LLC	Alabama
Arkansas Health Care Group, LLC	Arkansas
Arkansas HomeCare of Forrest City, LLC	Arkansas
Arkansas HomeCare of Fulton, LLC	Arkansas
Arkansas HomeCare of Hot Springs, LLC	Arkansas
Assured Capital Partners, Inc.	Nevada
Athens-Limestone HomeCare, LLC	Alabama
Baton Rouge HomeCare, LLC	Louisiana
Beauregard Memorial Hospital HomeCare, LLC	Louisiana
Boone Memorial HomeCare, LLC	West Virginia
Camden HomeCare, LLC	Alabama
Cape Fear Valley HomeCare and Hospice, LLC	North Carolina
Clay County Hospital HomeCare, LLC	Alabama
CMC Home Health and Hospice, LLC	Arkansas
Coosa Valley HomeCare, LLC	Alabama
Dallas County Medical Center HomeCare, LLC	Arkansas
Diabetes Self-Management Center, Inc.	Louisiana
East Alabama Medical Center HomeCare, LLC	Alabama
Eureka Springs Hospital HomeCare, LLC	Arkansas
Eureka Springs Hospital Hospice, LLC	Arkansas
Fayette Medical Center HomeCare, LLC	Alabama
FirstCall, Inc.	Maryland
Floyd HomeCare, LLC	Georgia
Georgia Health Care Group, LLC	Georgia
Georgia HomeCare of Harris, LLC	Georgia
Grant Memorial HomeCare and Hospice, LLC	West Virginia
GSHS Home Health, L.P.	Texas
Gulf Homecare, Inc.	Alabama
HGA HomeCare, LLC	Alabama
HMC Home Health, LLC	Tennessee
Home Care Connections, Inc.	Texas
Home Care Plus, Inc.	West Virginia

Home Nursing Care, L.L.C	Louisiana
HomeCall, Inc.	Maryland
HomeCare Management Group, LLC	Louisiana
Hood Home Health Service, LLC	Louisiana
Hospice of Central Arkansas, LLC	Arkansas
Housecalls Home Health & Hospice, LLC	West Virginia
Infirmary Home Health Agency, Inc.	Alabama
Jackson County Home Health, LLC	West Virginia
Jefferson Regional HomeCare, LLC	Arkansas
Kansas Health Care Group, LLC	Kansas
Kentucky Health Care Group, LLC	Kentucky
Kentucky HomeCare of Henderson, LLC	Kentucky
Leaf River Home Health Care, LLC	Mississippi
LHC Group Pharmaceutical Services, LLC	Louisiana
LHC Group, Inc.	Delaware
LHC Health Care Group of Florida, LLC	Florida
LHC HomeCare of Georgia, LLC	Georgia
LHC HomeCare of Tennessee, LLC	Tennessee
LHC HomeCare of West Virginia, LLC	West Virginia
LHC HomeCare, LLC	Florida
LHC HomeCare, LLC	Kentucky
LHC HomeCare, LLC	North Carolina
LHC HomeCare, LLC	Oklahoma
LHC HomeCare-Lifeline, LLC	Kentucky
LHC Real Estate I, LLC	Louisiana
LHCG IX, L.L.C.	Louisiana
LHCG VII, L.L.C.	Louisiana
LHCG XI, LLC d/b/a LHC Social Services	Louisiana
LHCG XIII, LLC	Louisiana
LHCG XIV, LLC	Louisiana
LHCG-II, L.L.C.	Louisiana
LHCG-V, L.L.C	Louisiana
LHCG-VI, LLC	Louisiana
LHCG-VIII, L.L.C	Louisiana
LHCG-X, LLC	Louisiana
LHCG-XII, LLC	Louisiana
LHCG XV, LLC	Louisiana
LHCG XVI, LLC	Louisiana
Lifeline Home Health Care of Bowling Green, LLC	Kentucky
Lifeline Home Health Care of Fulton, LLC	Kentucky
Lifeline Home Health Care of Hopkinsville, LLC	Kentucky
Lifeline Home Health Care of Lady Lake, LLC	Florida
Lifeline Home Health Care of Lakeland, LLC	Florida

Lifeline Home Health Care of Lexington, LLC	Kentucky
Lifeline Home Health Care of Marathon, LLC	Florida
Lifeline Home Health Care of Port Charlotte, LLC	Florida
Lifeline Home Health Care of Russellville, LLC	Kentucky
Lifeline Home Health Care of Sebring, LLC	Florida
Lifeline Home Health Care of Somerset, LLC	Kentucky
Lifeline Home Health Care of Springfield, LLC	Tennessee
Lifeline Home Health Care of St. Petersburg, LLC	Florida
Lifeline Home Health Care of Union City, LLC	Tennessee
Lifeline Home Health of Taylor Regional Hospital, LLC	Kentucky
Lifeline of West Tennessee, LLC	Tennessee
Lifeline Private Duty Services of Kentucky, LLC	Kentucky
LLC-I, LLC	Louisiana
LLC-II, LLC	Louisiana
Louisiana Extended Care Hospital of Arcadia, LLC	Louisiana
Louisiana Extended Care Hospital of Kenner, LLC	Louisiana
Louisiana Extended Care Hospital of West Monroe, LLC	Louisiana
Louisiana Health Care Group, LLC	Louisiana
Louisiana HomeCare of Delhi, LLC	Louisiana
Louisiana HomeCare of Greater New Orleans, L.L.C.	Louisiana
Louisiana HomeCare of Hammond, LLC	Louisiana
Louisiana Home Health of Hammond, LLC	Louisiana
Louisiana Home Health of Houma, LLC	Louisiana
Louisiana HomeCare of Kenner, LLC	Louisiana
Louisiana HomeCare of Lutcher, LLC	Louisiana
Louisiana HomeCare of Minden, LLC	Louisiana
Louisiana HomeCare of Miss-Lou, LLC	Louisiana
Louisiana HomeCare of Monroe, LLC	Louisiana
Louisiana HomeCare of New Orleans, L.L.C.	Louisiana
Louisiana HomeCare of North Louisiana, LLC	Louisiana
Louisiana HomeCare of Northwest Louisiana, LLC	Louisiana
Louisiana HomeCare of Plaquemine, LLC	Louisiana
Louisiana HomeCare of Raceland, LLC	Louisiana
Louisiana HomeCare of Slidell, LLC	Louisiana
Louisiana Hospice and Palliative Care, LLC	Louisiana
Louisiana Physical Therapy, LLC	Louisiana
Marion Regional HomeCare, LLC	Alabama
Marshall HomeCare, L.P.	Texas
Maryland Health Care Group, LLC	Maryland
Medical Center Home Health, LLC	Tennessee
Medical Centers HomeCare, LLC	Alabama
Mena Medical Center Home Health, LLC	Arkansas
Mena Medical Center Hospice, LLC	Arkansas

MHCG of Jackson, LLC	Mississippi
Mississippi Health Care Group, LLC	Mississippi
Mississippi HomeCare of Jackson II, LLC	Mississippi
Mississippi HomeCare of Meridian, LLC	Mississippi
Mississippi HomeCare of Natchez, LLC	Mississippi
Mississippi HomeCare of Southeast Mississippi, LLC	Mississippi
Mississippi HomeCare, LLC	Mississippi
Missouri Health Care Group, LLC	Missouri
Missouri Home Care LLC	Missouri
Mizell Memorial Hospital HomeCare, LLC	Alabama
Morristown-Hamblen HomeCare and Hospice, LLC	Tennessee
Mountaineer HomeCare, LLC	West Virginia
Munroe Regional HomeCare, LLC	Florida
North Carolina Health Care Group, LLC	North Carolina
North Texas HomeCare, LLC	Texas
Northeast Washington Home Health, Inc.	Washington
Northwest Healthcare Alliance, Inc.	Washington
Northwest Georgia Home Health, LLC	Georgia
Oak Arbor of Jennings, LLC	Louisiana
Oak Arbor of Sunset, LLC	Louisiana
Oak Shadows of Jennings, LLC	Louisiana
Ohio Health Care Group, LLC	Ohio
Ohio HomeCare, LLC	Ohio
Oklahoma Health Care Group, LLC	Oklahoma
Oklahoma Home Health, LLC	Oklahoma
Oregon Health Care Group, LLC	Oregon
Palmetto Express, LLC	Louisiana
Patient’s Choice Hospice and Palliative Care of Louisiana, LLC	Louisiana
Patient’s Choice Hospice, LLC	Arkansas
Picayune HomeCare, LLC	Mississippi
Preston Memorial HomeCare, LLC	West Virginia
Princeton Community HomeCare, LLC	West Virginia
Red River HomeCare, LLC	Texas
Richardson Medical Center HomeCare, LLC	Louisiana
River West Home Care, LLC	Delaware
Rivercrest Home Health Care, Inc.	Texas
Roane HomeCare, LLC d/b/a Roane HomeCare	West Virginia
South Carolina Health Care Group, LLC	South Carolina
South Carolina HomeCare, LLC	South Carolina
Southeast Alabama HomeCare, LLC	Alabama
Southeast Louisiana HomeCare, LLC	Louisiana
Southwest Arkansas HomeCare, LLC	Arkansas
Southwest Missouri HomeCare, LLC	Missouri

Specialty Extended Care Hospital of Monroe, LLC	Louisiana
St. James HomeCare, LLC	Louisiana
St. Mary’s Medical Center Home Health Services, LLC	West Virginia
Tennessee Health Care Group, LLC	Tennessee
Texas Health Care Group Holdings, LLC	Louisiana
Texas Health Care Group of Longview, LLC	Texas
Texas Health Care Group of Texarkana, LLC	Texas
Texas Health Care Group of The Golden Triangle, LLC	Texas
Texas Health Care Group, LLC	Texas
Thomas Home Health, LLC	Alabama
Three Rivers HomeCare, LLC	Oregon
Tri-Parish Community HomeCare, LLC	Louisiana
Twin Lakes Home Health Agency, LLC	Kentucky
University of TN Medical Center Home Care Services, LLC	Tennessee
Virginia Health Care Group, LLC	Virginia
Virginia HomeCare, LLC	Virginia
Washington Health Care Group, LLC	Washington
Washington HomeCare of Central Basin, LLC	Washington
West Tennessee HomeCare, LLC	Tennessee
West Virginia Health Care Group, LLC	West Virginia
West Virginia HomeCare, LLC	West Virginia
Wetzel County HomeCare, LLC	West Virginia
Whispering Pines Health Services, Inc.	Oklahoma
Woods Home Health, LLC	Tennessee